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                      INSURED MUNICIPAL INCOME FUND INC.

                SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 1996

                                                             November 12, 1996

Dear Investor,

        This is a supplement to the Prospectus of Insured Municipal Income Fund Inc., dated August 1, 1996. The purpose of this supplement is to revise certain information contained in the Prospectus under Management of the Fund.

        Effective October 1, 1996 Elbridge (Ebby) T. Gerry III and Richard S. Murphy are co-portfolio managers of the Fund. Mr. Gerry, a senior vice president and a portfolio manager of Mitchell Hutchins, has been responsible for the day-to-day management of the Fund's portfolio since January 1996. Mr. Gerry has portfolio management responsibility for over $4.2 billion in municipal assets at Mitchell Hutchins, including municipal bond and money funds and private accounts. Prior to joining Mitchell Hutchins in January 1996, he had been associated with J.P. Morgan Private Banking since 1981 where he was responsible for managing municipal assets, including several municipal bond funds. Mr. Murphy is a senior vice president and portfolio manager of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1994, Mr. Murphy was a vice president at American International Group. Other members of Mitchell Hutchins' tax-exempt investment group provide input on market outlook, interest rate forecasts, and other considerations pertaining to tax-exempt investments.

        If you have any questions regarding Insured Municipal Income Fund Inc., please call your Investment Executive at PaineWebber or one of its correspondent firms.